UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 19, 2026

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 19, 2026, Reborn Coffee, Inc., a Delaware corporation (the “Company”) received a notification letter (the “Letter”) from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that the Company no longer complies with Nasdaq’s independent director, audit committee, and compensation committee requirements as set forth in Nasdaq Listing Rule 5605. However, consistent with Nasdaq Listing Rules, Nasdaq will provide the Company a cure period in order to regain compliance as follows: (i) until the earlier of the Company’s next annual stockholders’ meeting or February 13, 2027, or (ii) if the next annual stockholders’ meeting is held before August 12, 2026, then the Company must evidence compliance no later than August 12, 2026. The Letter has no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Capital Market.

If the Company does not regain compliance within the prescribed period, Nasdaq will provide written notification that the Company’s securities are subject to delisting. The Company may then appeal the Staff’s determination to a Hearings Panel pursuant to Nasdaq Listing Rule 5815(a), but there can be no assurance that Nasdaq would grant the Company’s request for approval of its compliance plan.

The Company, by appointing Charles C. Jeong and Mi Jeong Lee as further described in Item 5.02 below, has remedied all deficiencies under Nasdaq Listing Rule 5605.

The Company, by filing this Current Report on Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements or Certain Officers.

Decrease in Board Size

On February 20, 2026, the Board of Directors of the Company (the “Board”) resolved to decrease the size of the Board from seven members to six members, following the resignations of Andy Nasim, Alex Go, and Mi Young Jeong.

Appointment of New Directors

On February 20, 2026, the Board appointed each of Charles C. Jeong and Mi Jeong Lee to fill the vacancies on the Board. Each of Charles C. Jeong and Mi Jeong Lee will serve on the Board until the Company’s next annual stockholder meeting or until his or her successor has been duly appointed and qualified or until her earlier death, resignation, retirement, disqualification, removal from office or other cause. The Board has determined that each of Mr. Jeong and Ms. Lee are independent within the meaning of the Nasdaq independence standards under Rule 5605(a)(2) of Nasdaq Listing Rules. Mr. Jeong will also serve as Chair of the Compensation Committee of the Board and Ms. Lee will serve on the Audit Committee of the Board.

Neither Charles C. Jeong nor Mi Jeong Lee will be compensated for his or her service on the Board.

There are no family relationships between either Charles C. Jeong or Mi Jeong Lee and any director or executive officer of the Company and none of them were selected by the Board to serve as a director pursuant to any arrangement or understanding with any person. Neither Charles C. Jeong nor Mi Jeong Lee has engaged in any transaction that would be reportable as a related party transaction under Item 404(a) of Regulation S-K, except as follows: as previously reported, on October 20, 2025, the Company entered into a Securities Subscription Agreement with Mr. Jeong pursuant to which the Company issued 1,192,661 shares of common stock to Mr. Jeong for an aggregate purchase price of $6,500,000 at $5.45 per share, funded in multiple tranches.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this Current Report on Form 8-K include, without limitation, statements regarding the Company’s ability to submit a hearing request and the possibility of the Hearings Panel’s approval of any compliance plan. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, and the other important factors described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2024 and its other filings with the SEC. Any forward-looking statement made by the Company in this Current Report on Form 8-K is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2026

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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